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                                  EXHIBIT 23.2
                                  ------------


                        INDEPENDENT ACCOUNTANT'S CONSENT

We consent to the incorporation by reference in this Registration Statement of Datakey, Inc. on Form S-8 of our report, dated February 2, 2001, included in the Annual Report on Form 10-KSB of Datakey, Inc. for the year ended December 31, 2000.



                                     /s/ MCGLADREY & PULLEN, INC.



Minneapolis, Minnesota
July 2, 2001